UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2011

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 31, 2011, William J. Reuter, Chairman and Chief Executive Officer, Drew K. Hostetter, Chief Financial Officer and Michael M. Quick, Chief Corporate Credit Officer, of Susquehanna Bancshares, Inc. (“Susquehanna”) will present certain financial information to and discuss the anticipated acquisition of Tower Bancorp, Inc. with certain investors. A copy of the materials distributed on October 28, 2011 in advance of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Investor Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.

By:	/s/ DREW K. HOSTETTER
Drew K. Hostetter Executive Vice President and Chief Financial Officer

Dated: October 28, 2011

Exhibit Index

Exhibit Number	Description

99.1	Investor Presentation Materials.